Other Income (Expense), Net	12 Months Ended
Jun. 30, 2024
Other Income and Expenses [Abstract]
OTHER INCOME (EXPENSE), NET

NOTE 15 – OTHER INCOME (EXPENSE), NET

Other income (expense), net consisted of the following:

	For the Years Ended June 30,
	2024	2023	2022
	US$	US$	US$
Non-project installation and maintenance revenue	$107,476	$90,353	$195,788
Rental income, net (1)	131,016	136,796	102,568
Brand charge	97,092	15,392	74,157
Waste sales	23,830	14,449	23,643
Interest income from fixed deposits	98,502	-	-
Government subsidies (2)	119,267	-	-
Other income	19,628	29,573	21,227
Other expense (3)	(10,383)	(292,024)	(17,931)
Total other income (expense), net	$586,428	$(5,461)	$399,452

(1)

On February 10, 2021, Wuxi Li Bang leased the property at No. 179 Xizhang Road, Gushan Town to Jiangyin Shuaina Home Furniture Technology Co., Ltd. The term is six years and the rent is RMB3,750,000 (US$577,000) in total. The rent is paid yearly, of RMB600,000 (US$92,000) for the first three years and RMB650,000 (US$100,000) for the following three years.

On February 1, 2022, Wuxi Li Bang leased part of the property at No. 190 Xizhang Road, Gushan Town, Jiangyin City to Leiluo Intelligent Technology (Jiangsu) Co., Ltd. The term is three years and the rent is RMB1,800,000(US$279,000) in total, and the annual rent is RMB600,000 (US$92,000).

(2)

In 2023, Li Bang Kitchen Appliance was recognized as an advanced manufacturing enterprise by the local government and enjoyed preferential policies of value-added tax deduction of RMB 499,883 ($70,084) in fiscal 2024.

In addition, Li Bang Kitchen Appliance and Wuxi Li Bang received patent subsidies and technological development reward from local government totaled RMB 350,800 ($49,183) in fiscal 2024. The subsidy was RMB 350,800 ($49,183).

(3)	The Company paid taxes of $274,678 for previous years in the second half year of 2022, including VAT, corporate income tax, construction tax, and education tax.